EXECUTION COPY

                                10,000,000 Shares

                           VION PHARMACEUTICALS, INC.

                                  Common Stock

                           PLACEMENT AGENCY AGREEMENT
                           --------------------------

                                                                January 25, 2005

CIBC World Markets Corp.
Leerink Swann & Company

as placement agents
c/o CIBC World Markets Corp.
300 Madison Avenue, 3rd Floor
New York, New York 10017

Ladies and Gentlemen:

     Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to issue and sell 10 million shares (the "Shares") of common stock, $0.01 par value per share
(the "Common Stock"), directly to certain investors (collectively, the
"Investors"). The Company desires to engage you as its placement agents (the
"Placement Agents") in connection with such issuance and sale. The Shares are more fully described in the Registration Statement (as hereinafter defined).

     The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and
Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-3, as amended (No. 333-121251), including a base prospectus relating to the Shares (the "Base Prospectus") and such amendments thereof as may have been required to the date of this Agreement. Copies of such
Registration Statement (including all amendments thereof) and of the related
Base Prospectus (as hereinafter defined) have heretofore been delivered by the
Company to you. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the
Registration Statement through incorporation by reference or otherwise)), as amended, at the time and on the date it becomes effective (the "Effective
Date"), including the

information (if any) contained in the form of final prospectus filed with the
Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The prospectus supplement relating to the Shares as filed with the Commission pursuant to and in accordance with
Rule 424(b) under the Securities Act is hereinafter referred to as the
"Prospectus Supplement." The term "Prospectus" as used in this Agreement means the Base Prospectus together with the Prospectus Supplement. As used herein, the terms "Base Prospectus," "Prospectus," "Registration Statement," "Rule 462
Registration Statement," and "Prospectus Supplement" shall include any documents incorporated by reference therein and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of
1934, as amended (the "Exchange Act"), after the date of the Base Prospectus by the Company with the Commission, that are deemed to be incorporated by reference in the Prospectus.

     The Company hereby confirms that the Placement Agents, in connection with their duties in such capacity, are authorized to distribute or cause to be distributed the Prospectus (as from time to time amended or supplemented if the
Company furnishes amendments or supplements thereto to the Placement Agents).

     1. Agreement to Act as Placement Agent, Delivery and Payment. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

          (a) The Placement Agents agree to act as the Company's exclusive placement agents in connection with the issuance and sale, on a reasonable efforts basis, by the Company of the Shares to the Investors. The Company
     acknowledges and agrees that the Placement Agents' engagement hereunder is not an agreement by the Placement Agents or any of their affiliates to underwrite or purchase any securities or otherwise provide any financing.
     As compensation for their services hereunder, the Company agrees to pay on the Closing Date (as defined below) the Placement Agents by wire transfer of immediately available funds $1,478,750 pursuant to this Agreement and the letter between CIBC and the Company, dated the date hereof.

          (b) Payment of the purchase price for, and delivery of the Shares shall be made at a closing (the "Closing") at the offices of Skadden, Arps,
     Slate, Meagher & Flom LLP, at 9:00 a.m., New York time, on the Closing Date to take place on the third or fourth business day (as permitted under Rule
     15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange
     Act")) after the determination of the sales price of the Shares (such time and date of payment and delivery being herein called the "Closing Date").
     All actions taken at the Closing shall be deemed to have occurred simultaneously.

          (c) Payment of the purchase price for the Shares shall be made by the
     Investors directly to or upon the order of the JPMorgan Chase Bank, as escrow agent (the "Escrow Agent") by wire transfer in immediately available funds to the Escrow Agent, upon delivery of the Shares through the facilities of The Depository Trust Company, to the

     Investors, and shall be registered in such name or names and shall be in such denominations, as the Investors may request at least one business day before the Closing Date.

          (d) The several purchases of the Shares by the Investors shall be evidenced by the execution of one or more purchase agreements each substantially in the form attached hereto as Exhibit A (the "Purchase
     Agreement").

          (e) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior consent of the Placement Agents, solicit or accept offers to purchase
     Shares (other than pursuant to the exercise of options or warrants to purchase shares of Common Stock that are outstanding at the date hereof)
     otherwise than through the Placement Agents.

     2. Representations and Warranties of the Company. The Company represents and warrants to each Placement Agent as of the date hereof, and as of the
Closing Date, as follows:

          (a) The Company meets the requirements for use of Form S-3 under the
     Securities Act. On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and the Closing
     Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act
     and the rules and regulations of the Commission thereunder. The
     Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the Closing Date neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated
     therein or necessary in order to make the statements therein not misleading. If applicable, when any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration
     Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules)
     and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the
     Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated
     therein or necessary in order to make the statements therein not misleading. The Prospectus delivered to the Placement Agents for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the
     Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall

     apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Placement Agents for use in the Registration Statement or the Prospectus.

          (b) The Registration Statement is effective under the Securities Act, and no stop order preventing or suspending the effectiveness of the
     Registration Statement or suspending or preventing the use of the
     Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company's knowledge, are threatened against the Company under the Securities Act. Any required filing of the
     Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

          (c) The documents incorporated by reference in the Registration
     Statement and the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and at the time they became effective or were filed with the Commission, as the case may be, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated
     therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the
     Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the
     Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (d) The financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the
     Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the
     Company and its consolidated subsidiaries for the periods specified; and
     such financial statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the
     Registration Statement, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Prospectus and other financial information.

          (e) Ernst & Young LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the
     Securities Act and the Rules.

          (f) The Company, each of its subsidiaries, and each entity
     (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and its subsidiaries each is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except as set forth in the Prospectus or the Registration Statement, the Company does not own, lease or license any asset or property or conduct any business outside the
     United States of America.

          (g) Except as set forth in the Prospectus, the Company and its subsidiaries each has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business as currently conducted, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and its subsidiaries each has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder; and all of the descriptions in the
     Prospectus of the Company's and its subsidiaries' legal and governmental proceedings and procedures before the United States Food and Drug
     Administration (the "FDA"), or any other national, departmental, state or local governmental body exercising comparable authority do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Except required notices of the issuances of the Shares to
     Nasdaq and as may be required under the Securities Act, state and foreign securities or Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and each Purchase Agreement and to issue and sell the Shares.

          (h) Since the respective dates as of which information is given in the
     Prospectus, the studies, tests and preclinical and clinical trials conducted by or on behalf of the Company and its subsidiaries that are described in the Prospectus were and, if still pending, are being conducted in accordance with experimental protocols, procedures and

     controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Prospectus are true and correct in all material respects; and, except as disclosed in the Prospectus, the Company and its subsidiaries each have not received any notices or correspondence from the
     FDA, or any national, state or local governmental body exercising comparable authority requiring the termination or suspension of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company.

          (i) Except as set forth in the Prospectus and except as could not reasonably be expected to have a Material Effect, the Company and its subsidiaries each own or possesses adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property")
     necessary to carry on the business now operated by them as described in the
     Prospectus. Except as disclosed in the Prospectus, there is no litigation or other proceeding pending or, to the Company's knowledge, threatened and no claims are presently being asserted by any third party challenging or questioning the ownership, validity, enforceability of the Company's or its subsidiaries right to use or own any Intellectual Property or asserting that the use of any Intellectual Property by the Company or its
     subsidiaries or the operation of the business of the Company or its subsidiaries infringes upon or misappropriates the Intellectual Property of any third party, other than infringements which would not be reasonably likely to have a Material Adverse Effect, and the Company is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any of the Company's Intellectual Property or of any facts or circumstances which would render any of the Company's Intellectual
     Property invalid or inadequate to protect the interest of the Company or its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse
     Effect.

          (j) The Company and its subsidiaries each have good and marketable title in fee simple to all real property, and good and marketable title to all other property owned by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, except such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the
     Company and its subsidiaries. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any change in the Company's business that has resulted in any Material Adverse Effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered

     by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material
     Adverse Effect; and (iii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the
     Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or except issuance of options and stock upon the exercise of options and warrants obligations incurred in the ordinary course of business and purchases under the Company's stock purchase plan, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

          (k) There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Registration Statement and the
     Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any other party is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect.

          (l) The statistical and market related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

          (m) Neither the Company nor any of its subsidiaries is in violation of any term or provision of its charter, by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

          (n) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company, its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, or violate any provision of the charter or by-laws of the Company or any of its subsidiaries except for such consents or waivers which have already been obtained and are in full force and effect and

     except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and required notices of the issuances or the Shares to the Nasdaq SmallCap
     Market.

          (o) The Company is authorized to issue a total of 155,000,000 shares of capital stock consisting of 150,000,000 shares of Common Stock and
     5,000,000 shares of Preferred Stock. After giving effect to the transactions contemplated by the Purchase Agreement, on the date hereof,
     (i) no shares of Preferred Stock will be issued and outstanding, (ii)
     65,863,725 shares of Common Stock will be issued and outstanding, and (iii)
     5,955,785 shares of common stock will be reserved for issuance under the
     Company's stock option plans, of which 5,173,878 shares were subject to outstanding options as of January 25, 2005. The certificates evidencing the
     Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common
     Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the
     Company or any of its subsidiaries or any such rights pursuant to its
     Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The
     Shares, when delivered by the Company pursuant to this Agreement and the
     Purchase Agreements, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration
     Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the
     Prospectus.

          (p) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the
     Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement. Each director and officer of the Company listed on Schedule I hereto has delivered to the Placement Agents his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto ("Lock-Up
     Agreement").

          (q) All necessary corporate action has been duly and validly taken by the Company and to authorize the execution, delivery and performance of this Agreement and each Purchase Agreement and the issuance and sale of the
     Shares by the Company. This Agreement and each Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the
     Company enforceable against the Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (r) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a
     Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its subsidiaries and any of its executive officers which, if adversely determined, could have a
     Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

          (s) No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the
     Prospectus.

          (t) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

          (u) The Company and its subsidiaries each have filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material
     Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

          (v) The Shares have been duly authorized for quotation on the National
     Association of Securities Dealers Automated Quotation ("Nasdaq") SmallCap
     Market System, subject to official notice of issuance.

          (w) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the
     Exchange Act or the quotation of the Common Stock on the Nasdaq SmallCap
     Market, nor has the Company received any notification that the Commission or the Nasdaq SmallCap Market is contemplating terminating such registration or quotation.

          (x) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The

     Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i)
     transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii)
     access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the
     "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the
     Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

          (y) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act).
     Based on the evaluation of its disclosure controls and procedures, the
     Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (z) There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company's financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

          (aa) Prior to the death of Walter B. Wriston on January 19, 2005, the
     Company's Board of Directors had a validly appointed audit committee whose composition satisfied the requirements of Rule 4350(d)(2) of the Rules of the NASD. The Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(1) of the NASD
     Rules and the audit committee has reviewed the adequacy of its charter within the past twelve months.

          (bb) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or proposes to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its

                                       10

     subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are each in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the
     Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.
     Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

          (cc) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be necessary to qualify the Shares under the state securities or Blue Sky laws and except for required notices of issuances of the Shares to the Nasdaq SmallCap Market)
     has been obtained or made and is in full force and effect.

          (dd) There are no affiliations with the National Association of
     Securities Dealers, Inc. (the "NASD") among the Company's officers, directors or, to the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration
     Statement or otherwise disclosed in writing to the Placement Agents.

          (ee) (i) Each of the Company and its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its subsidiaries have received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval except where such failure to receive required permits, licenses or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental
     Laws; and (v) to the Company's knowledge no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental
     Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.
     Section 9601, et. seq.) ("CER, CLA 1980") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the CER, CLA 1980.

                                       11

          (ff) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the
     Company identifies and evaluates associated costs and liabilities
     (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with
     Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

          (gg) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company
     Act").

          (hh) Neither the Company nor any person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i)
     used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of
     1977, as amended; or (iv) made any other unlawful payment.

          (ii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions
     Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

          (jj) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

          (kk) Except as described in the Prospectus or in the documents incorporated by reference into the Prospectus, the Company has not sold or issued any shares of Common

                                       12

     Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (ll) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement
     Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in
     Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No
     "Reportable Event" (as defined in 12 ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could have any material liability.

          (mm) None of the Company or its directors and officers has distributed and none of them will distribute prior to the later of (i) the Closing
     Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

          (nn) Except for this Agreement, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or Placement Agents for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

     3. [RESERVED].

     4. Conditions of the Placement Agents' Obligations. The obligations of the
Placement Agents under this Agreement are several and not joint. The respective obligations of the Placement Agents are subject to each of the following terms and conditions:

          (a) No order preventing or suspending the use of the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise)
     shall have been complied with to the satisfaction of the Commission and the
     Placement Agents. If the Company has elected to rely upon Rule 430A, Rule
     430A information previously omitted from the effective Registration
     Statement pursuant to Rule 430A shall have been transmitted to the
     Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the
     Placement Agents of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon

                                       13

     Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

          (b) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to this Section 4 shall be true and correct when made and on and as of the Closing Date as if made on such date. The Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before the Closing Date.

          (c) The Placement Agents shall have received on the Closing Date a certificate, addressed to the Placement Agents and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i)
     the representations, warranties and agreements of the Company in this
     Agreement were true and correct when made and are true and correct as of the Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in
     their opinion (A) as of the Effective Date, the Registration Statement and
     Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective
     Date no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the
     Prospectus; and (iv) no stop order suspending the effectiveness of the
     Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the
     Securities Act.

          (d) The Placement Agents shall have received, at the time this
     Agreement is executed and on the Closing Date a signed letter from Ernst &
     Young LLP addressed to the Placement Agents and dated, respectively, the date of this Agreement and the Closing Date, in form and substance reasonably satisfactory to the Placement Agents containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (e) The Placement Agents shall have received on the Closing Date from
     Fulbright & Jaworski L.L.P., counsel for the Company, an opinion, addressed to the Placement Agents and dated the Closing Date, in form and substance satisfactory to the Placement Agents.

          (f) The Placement Agents shall have received on the Closing Date from each of Coleman Sudol Sapone, P.C. and Albert Wai-Kit Chan, LLC,
     intellectual property counsel for the Company, an opinion, addressed to the Placement Agents and dated the Closing Date, in form and substance satisfactory to the Placement Agents.

          (g) The Placement Agents shall have received on the Closing Date from
     Skadden, Arps, Slate, Meagher & Flom, LLP, counsel for the Placement
     Agents, an opinion,

                                       14

     addressed to the Placement Agents and dated the Closing Date, in form and substance satisfactory to the Placement Agents.

          (h) On the date hereof, prior to the execution of this Agreement the
     Chief Financial Officer or other senior financial officer of the Company shall have furnished to the Placement Agents a certificate in form and substance satisfactory to the Placement Agents as to the accuracy of certain numbers contained in the Prospectus, which numbers shall be set forth in a schedule attached to such certificate.

          (i) The Placement Agents shall have received copies of the Lock-up
     Agreements executed by each entity or person listed on Schedule I hereto.

          (j) The Shares shall have been approved for quotation on the Nasdaq
     SmallCap Market, subject only to official notice of issuance.

          (k) The Company shall have furnished or caused to be furnished to the
     Placement Agents such further certificates or documents as the Placement
     Agents shall have reasonably requested.

     5. Covenants of the Company.

          (a) The Company covenants and agrees as follows:

               (i) The Company shall prepare the Prospectus in a form approved by the Placement Agents and file such Prospectus pursuant to Rule
          424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

               (ii) The Company shall promptly advise the Placement Agents in writing (A) when any post-effective amendment to the Registration
          Statement shall have become effective or any supplement to the
          Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration
          Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the
          Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the
          Company has furnished the Placement Agents a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Placement Agents reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                                       15

               (iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the
          Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

               (iv) The Company shall make generally available to its security holders and to the Placement Agents as soon as practicable, an earning statement which shall satisfy the provisions of Section 11(a) of the
          Securities Act or Rule 158 of the Rules.

               (v) The Company shall furnish to the Placement Agents and counsel for the Placement Agents, without charge, signed copies of the
          Registration Statement (including all exhibits thereto and amendments thereof) and, so long as delivery of a prospectus by a Placement Agent or dealer may be required by the Securities Act or the Rules, as many copies of the Prospectus and any amendments thereof and supplements thereto as the Placement Agents may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Placement Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (vi) The Company shall cooperate with the Placement Agents and their counsel in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Placement Agents may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

               (vii) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the
          Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the
          Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

               (viii) Without the prior written consent of CIBC World Markets
          Corp., for a period of 90 days after the date of this Agreement, the
          Company and

                                       16

          each of its individual directors and executive officers of the Company shall not issue, sell or register with the Commission (other than on
          Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus and the
          issuance of shares upon exercise of outstanding warrants; and (ii) in connection with the Company's 401(k) plan. In the event that during this period, (A) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 90 day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 day period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World
          Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common
          Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.
          Notwithstanding the foregoing, if (x) during the last 17 days of such
          90 day period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90 day period; the restrictions imposed in this
          Letter Agreement shall continue to apply until the expiration of the
          18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the
          Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

               (ix) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the
          Nasdaq SmallCap Market (including any required registration under the
          Exchange Act).

               (x) Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Placement Agents, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Placement Agents, such press release or communication is required by law.

                                       17

               (xi) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the
          Prospectus.

               (xii) The Company's Board of Directors will as soon as
          practicable satisfy the requirements of Rule 4350(d)(2) of the Rules of the NASD.

          (b) The Company agrees to pay, or reimburse if paid by the Placement
     Agents, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration
     Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii)
     the preparation and delivery of certificates for the Shares; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in
     Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Placement Agents in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing
     (including costs of shipping and mailing) to the Placement Agents of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares; (v) the filing fees of the NASD in connection with its review of the terms of the offering and reasonable fees and disbursements of counsel for the Placement Agents in connection with such review; (vi)
     inclusion of the Shares for quotation on the Nasdaq SmallCap Market; (vii)
     the costs and expenses of the Company relating to investor presentations in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged in connection with the presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the
     Company to the Placement Agents; and (viii) all of reasonable out-of-pocket expenses of the Placement Agents (including reasonable fees and expenses of one legal counsel) in connection with the performance of the services hereunder. Subject to the provisions of Section 8, the Placement Agents agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Placement Agents under this Agreement not payable by the Company pursuant to the preceding sentence.

     6. Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Placement
     Agent and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
     Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid

                                       18

     in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the
     Prospectus or any amendment thereof or supplement thereto, or in any Blue
     Sky application or other information or other documents executed by the
     Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky
     Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Placement Agent
     (or any person controlling such Placement Agent) on account of any losses, claims, damages or liabilities arising from the sale of the Shares if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the
     Placement Agents on behalf of any Placement Agent specifically for use therein.

          (b) Each Placement Agent agrees to indemnify and hold harmless the
     Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
     Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any losses, claims, damages or liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
     arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the
     Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Placement Agent expressly for use therein; provided, however, that the obligation of each
     Placement Agent to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of placement agent fees actually received by such Placement Agent pursuant to this
     Agreement.

          (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this
     Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers

                                       19

     served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this
     Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

     7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b)
is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the
Placement Agents on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
(even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not

                                       20

take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount of placement agent fees actually received by such Placement Agent pursuant to this Agreement. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls a Placement Agent within the meaning of Section 15 of the Securities
Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Placement Agent, and each director of the Company, each officer of the
Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Placement Agents' obligations to contribute pursuant to this Section 7 are several in proportion to the respective amounts of placement agent fees each has actually received pursuant to this Agreement and not joint.

     8. Termination.

          (a) This Agreement may be terminated at any time prior to the Closing
     Date by the Placement Agents by notifying the Company at any time at or before the Closing Date in the absolute discretion of the Placement Agents if: (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted, or in the opinion of the Placement Agents, will in the future materially disrupt, the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Placement Agents, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Placement Agents, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York
     Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq
     SmallCap Market has been suspended or materially limited, or minimum or maximum ranges for

                                       21

     prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of
     Securities Dealers, Inc., or any other governmental or regulatory authority; or (iv) a banking moratorium has been declared by any state or
     Federal authority; or (v) in the judgment of the Placement Agents, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

          (b) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Placement Agent, and no
     Placement Agent shall be under any liability to the Company, except that if this Agreement is terminated by the Placement Agents or the Placement
     Agents because of any failure, refusal or inability on the part of the
     Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Placement Agents for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with this Agreement and the proposed sale of the Shares or in contemplation of performing their obligations hereunder.

     9. [RESERVED].

     10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company, and the Placement Agents, as set forth in this Agreement or made by or on behalf of them pursuant to this
Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Placement Agent or the Company or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

     This Agreement has been and is made for the benefit of the Placement
Agents, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the
Placement Agents, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any Investor merely because of such purchase.

     All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a)
if to the Placement Agents, c/o CIBC World Markets Corp., 300 Madison Avenue,
3rd Floor, New York, New York 10017, Attention: Jane Brennan Henderson, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York,
New York 10036, Attention: David Goldschmidt, Esq. and (b) if to the Company, to
its agent for service as such agent's address appears on the cover page of the
Registration Statement with a copy to Fulbright & Jaworski L.L.P., 666 Fifth
Avenue, New York, New York 10103, Attention: Paul Jacobs, Esq.

                                       22

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                       23

     Please confirm that the foregoing correctly sets forth the agreement among
us.

                            Very truly yours,

                            VION PHARMACEUTICALS, INC.

                            By /s/ Howard B. Johnson
                                   ---------------------------------------------
                                   Name:  Howard B. Johnson
                                   Title: President and Chief Financial Officer

Confirmed:

CIBC WORLD MARKETS CORP.
LEERINK SWANN & Company

By CIBC WORLD MARKETS CORP.

By /s/ Jane Henderson
   -----------------------------------
      Name:  Jane Henderson
      Title: Managing Director

                                       24

                                   SCHEDULE I

                               Lock-up Signatories

Alan Kessman

Howard B. Johnson

Ivan King

Mario Sznol

Terrence W. Doyle

William R. Miller

Stephen K. Carter

Frank T. Cary

Charles K. MacDonald

Alan C. Sartorelli

Ann Lee Cahill

Karen Schmedlin

                                                                       Exhibit A
                           FORM OF PURCHASE AGREEMENT

Vion Pharmaceuticals, Inc.
4 Science Park
New Haven, Connecticut 06511

Ladies and Gentlemen:

     The undersigned entities set forth on Schedule I hereto (each an
"Investor"), hereby confirm and agree with you as follows:

     1. This Purchase Agreement (the "Agreement") is made as of January 25, 2005 between Vion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and each Investor.

     2. The Company has authorized the sale and issuance of up to 11,167,158 shares (the "Shares") of common stock of the Company, par value $0.01 per share
(the "Common Stock"), subject to adjustment by the Company's Board of Directors, to certain investors (the "Offering"). The Offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration
Statement on Form S-3 (No. 333-121251) as amended (the "Registration
Statement").

     3. The Company and each Investor agree that each Investor will purchase from the Company and the Company will issue and sell to each Investor the number of Shares, set forth opposite such Investor's name on Schedule I hereto, at a purchase price of $3.25 per share, pursuant to the Terms and Conditions for
Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Each Investor acknowledges that the offering is not being underwritten by the placement agents (the "Placement
Agents") named in the Prospectus (as hereinafter defined) and that there is no minimum offering amount. Certificates representing the Shares purchased by each
Investor will not be issued to such Investor; instead, such Shares will be credited to each Investor using customary book-entry procedures.

     4. Each Investor represents that (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns
(including the right to acquire or vote) any securities of the Company, (c) it is not a, and it has no direct or indirect affiliation or association with any,
NASD member as of the date hereof and (d) after giving effect to the Offering, neither the undersigned Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the undersigned Investor is a part, in connection with the offering of the Shares will acquire, or obtain the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company.

                                      A-1

     5. Each Investor hereby confirms receipt of the Prospectus Supplement, dated January 25, 2005 and the Base Prospectus, dated January 10, 2005
(collectively, the "Prospectus") filed by the Company with the Securities and
Exchange Commission on January 7, 2005. Each Investor confirms that it had full access to the Prospectus and the information incorporated by reference therein, and was fully able to read and review such materials.

                                      A-2

                  Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:                Name of Investor:___________________________
                                          Name:
                                          Title:

                                    Name of Investor:___________________________
                                          Name:
                                          Title:

                                    Name of Investor:___________________________
                                          Name:
                                          Title:

                                    Name of Investor:___________________________
                                          Name:
                                          Title:

                                    Name of Investor:___________________________
                                          Name:
                                          Title:

VION PHARMACEUTICALS, INC.
A DELAWARE CORPORATION

By: _______________________________________

Name: _____________________________________

Title: ____________________________________

                                      A-3

                                   SCHEDULE I

                              SCHEDULE OF INVESTORS

------------------------------------------------------------------------------------------------------------------------------------
                    NAME IN WHICH
                      BOOK-ENTRY       INVESTOR ADDRESS,       AGGREGATE
       INVESTOR     SHOULD BE MADE   TELEPHONE AND CONTACT     NUMBER OF     PURCHASE     TAX ID     NAME OF BROKER  BROKER DTC NO.
                   (IF DIFFERENT):          PERSON              SHARES        PRICE       NUMBER
------------------------------------------------------------------------------------------------------------------------------------

1.
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------------------------

                                      A-1

                                     ANNEX I

                   TERMS AND CONDITIONS FOR PURCHASE OF SHARES

     1. Authorization and Sale of Shares. The Company has authorized the sale of up to 11,167,158 Shares. The Company reserves the right to increase or decrease this number.

     2. Agreement to Sell and Purchase the Shares; Subscription Date.

     2.1 Upon the terms and subject to the conditions hereinafter set forth, at the Closing (as defined in Section 3), the Company will sell to each Investor, and each Investor will purchase from the Company, the number of Shares set forth on Schedule I of this Agreement at the purchase price set forth on therein.

     2.2 The Company may enter into agreements similar to this Agreement with certain other investors (the "Other Investors") and expects to complete sales of
Shares to them. (Each Investor and the Other Investors are hereinafter collectively referred to as the "Investors," and this Agreement and the purchase agreements executed by the Other Investors are hereinafter collectively referred to as the "Agreements.") The Company may accept or reject any one or more
Agreements in its sole discretion.

     3. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur on January 28, 2005 (the "Closing
Date"), at the offices of the Placement Agent's counsel. At the Closing, the
Company shall deliver to each Investor, using customary book-entry procedures, the number of Shares set forth on Schedule I to this Agreement, and each
Investor shall deliver to the Company or as otherwise directed by the Placement
Agents a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder, as set forth opposite such Investor's name on Schedule I hereto, to a trust account with JPMorgan Chase Bank, as escrow agent (the "Escrow Agent").

     The Company's obligation to issue and sell the Shares to each Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Escrow Agent of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares being purchased; (b) completion of the purchases and sales of Shares under the Agreements that may be executed with the Other Investors;
and (c) the accuracy of the representations and warranties made by each Investor and the fulfillment of those undertakings of each Investor to be fulfilled prior to the Closing.

     Each Investor's obligation to purchase the Shares shall be subject to the condition that the Placement Agents shall not have (a) terminated the Placement
Agency Agreement dated January 25, 2005, between the Company and the Placement
Agents (the "Placement Agency Agreement") pursuant to the terms thereof or (b)
determined that the conditions to closing in the Placement Agency Agreement have not been satisfied.

     4. Representations, Warranties and Covenants of the Company. The Company
hereby represents and warrants to, and covenants with, each Investor, as follows:

                                      A-1

     4.1 The Company has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

     4.2 This Agreement constitutes a valid and binding obligation of the
Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5. Representations, Warranties and Covenants of each Investor.

     5.1 Each Investor represents and warrants that it has received the
Company's Prospectus.

     5.2 Each Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

     5.3 Each Investor further represents and warrants to, and covenants with, the Company that (i) such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.4 Each Investor understands that nothing in the Prospectus, this
Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.
Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

     5.5 From and after obtaining the knowledge of the sale of the Shares contemplated hereby, such Investor has not taken, and prior to the public announcement of the transaction such Investor shall not take, any action that has caused or will cause such Investor to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any "put equivalent position" (as defined in
Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or

                                      A-2

derived any significant part of its value from the Common Stock, whether or not, directly or indirectly, in order to hedge its position in the Shares.

     6. Escrow Agent.

     6.1 The Company and each Investor hereby appoint JPMorgan Chase Bank as the
"Escrow Agent" under this Agreement to serve from the date hereof until the
Closing.

     6.2 Powers and Duties of Escrow Agent, Indemnity.

                           (a) Each Investor and the Company hereby irrevocably
authorizes the Escrow Agent to take all actions,
to make all decisions and to exercise all powers and remedies on its behalf under the provisions of this Agreement, including without limitation all such actions, decisions and powers as are reasonably incidental thereto. The Escrow
Agent may execute any of its duties hereunder by or through agents, designees or employees.

                           (b) Neither the Escrow Agent nor any of its partners,
directors, members, officers, agents, designees
or employees (collectively, "Escrow Agent Indemnified Persons") shall be liable or responsible to any Investor, the Company or any third party for any action taken or omitted to be taken by the Escrow Agent or any other such Escrow Agent
Indemnified Persons in accordance with this Agreement or under any related agreement, instrument or document.

     7. Survival of Representations, Warranties and Agreements. Notwithstanding
any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and each Investor herein shall survive the execution of this Agreement, the delivery to such
Investor of the Shares being purchased and the payment therefor.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United
States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed,
(iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                           (i)   if to the Company, to:

                                 Vion Pharmaceuticals, Inc.
                                 4 Science Park
                                 New Haven, Connecticut 06511
                                 Attention: Chief Executive Officer
                                 Telecopy No.:  203-498-4210

                                      A-3

                                 With a copy to:

                                 Fulbright & Jaworski L.L.P.
                                 666 Fifth Avenue
                                 New York, New York 10103
                                 Attention: Paul Jacobs, Esq.
                                 Telecopy No.: 212-318-3000

                          (ii) if to an Investor, at its address on Schedule I
hereto, or at such other address or addresses as may have been furnished to the
Company in writing.

     9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and each Investor.

     10. Headings. The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

     11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                                      A-4

                         INSTRUCTION SHEET FOR INVESTOR
         (to be read in conjunction with the entire Purchase Agreement)

A. Please complete the following:

1. Provide the information regarding the Investor requested on Schedule I to the
Purchase Agreement. The Purchase Agreement must be executed by an individual authorized to bind the Investor.

2. BY 9:00 A.M. NEW YORK TIME ON WEDNESDAY, JANUARY 26, 2005, return VIA
FACSIMILE signed copies of the enclosed Purchase Agreement to EACH OF the following persons:

                           CIBC World Markets Corp.
                           300 Madison Avenue, 5th Floor
                           New York, New York 10017
                           Attn: Ashley Myles
                           Phone: (212) 667-7258
                           Telecopy: (212) 667-6140

                           Fulbright & Jaworski LLP
                           666 Fifth Avenue
                           New York, New York 10103
                           Attn: Susan Lee, Esq.
                           Phone: (212) 318-3141
                           Telecopy: (212) 381-3400

Please complete all of the information on the signature page of the Purchase
Agreement to facilitate the Closing and the electronic delivery of the Shares.
Please also deliver the ORIGINALLY SIGNED DOCUMENTS TO FULBRIGHT & JAWORSKI LLP
AT THE ADDRESS ABOVE VIA OVERNIGHT DELIVERY.

A copy of the Purchase Agreement signed by the Company will be delivered to the
Investor at a later date.

3. BY 1:00 P.M. NEW YORK TIME ON FRIDAY, JANUARY 28, 2005, the Investor shall wire the purchase price for the Shares to the trust account of JPMorgan Chase
Bank, as Escrow Agent, pursuant to the enclosed Wire Instructions.

                                      A-1

                                Wire Instructions
                                -----------------

JPMORGAN CHASE BANK
4 New York Plaza, 15th Floor
New York, New York 10001
ABA # 021 000 021
Account Name: Escrow Incoming Wire Account
ACCOUNT NO.: 507 953 312
FFC: 10220769 Vion/CIBC Markets

IMPORTANT: Please clearly indicate on the wire (i) the name of the originator
(i.e., the Investor) and (ii) the beneficiary, Vion Pharmaceuticals, Inc. Please also coordinate with your financial institution to ensure that transaction fees are NOT INADVERTENTLY DEDUCTED from the wired funds prior to their receipt by
JPMorgan Chase Bank.

PLEASE NOTE: If you will be initiating a wire transfer from overseas, please call Simone Lyken, to obtain the Swift code number. Funds may be wired in U.S.
dollars only.

CONTACT:

Attention: Simone Lyken
Tel No.: 212.623.5118

                                      A-1

                                                                       Exhibit B
                            FORM OF LOCK-UP AGREEMENT

                                                            January [ ], 2005

CIBC World Markets Corp.
Leerink Swann & Company

As Placement Agents
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York  10017

         Re:      Public Offering of Vion Pharmaceuticals, Inc.

Ladies and Gentlemen:

     The undersigned, a holder of common stock, par value $0.01 ("Common
Stock"), or rights to acquire Common Stock, of Vion Pharmaceuticals, Inc. (the
"Company") understands that you, as Placement Agents, propose to enter into a
Placement Agency Agreement (the " Placement Agency Agreement") with the Company, providing for the public offering (the "Public Offering") by the several
Placement Agents named in Schedule I to the Placement Agency Agreement (the
"Placement Agents"), of shares of Common Stock of the Company (the
"Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agency Agreement.

     In consideration of the Placement Agents' agreement to enter into the
Placement Agency Agreement and to proceed with the Public Offering of the
Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the
Company, you and the other Placement Agents that, without the prior written consent of CIBC World Markets Corp. on behalf of the Placement Agents, the undersigned will not, during the period ending 90 days (the "Lock-Up Period")
after the date of the prospectus relating to the Public Offering (the
"Prospectus"), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of
Common Stock, $0.01 per share par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange
Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing;
provided that this Letter Agreement shall not restrict the exercise or cashless exercise of options

                                      B-1

or warrants by the undersigned and provided further the shares of common stock received by the undersigned in connection with such exercise of options or warrants shall be subject to this Letter Agreement. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Placement Agents, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to (x) Common Stock to be transferred as a gift or gifts
(provided that any donee thereof agrees in writing to be bound by the terms hereof), (y) the sale of the Securities to be sold pursuant to the Prospectus and (y) sales under any 10b-5 plan.

     Notwithstanding the foregoing, if (x) during the last 17 days of the
Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of
Regulation M of the Exchange Act.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

     The undersigned, whether or not participating in the Offering, understands that the Placement Agents are entering into the Placement Agency Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

                                      B-2

         This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                                     Very truly yours,

                                                     [STOCKHOLDER]

                                                  By: _______________________
                                                      Name:
                                                      Title:

                                      B-3